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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 13, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             California                            000-23993                          33-0480482
  ----------------------------------    --------------------------------    ---------------------------------
   (State or Other Jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
           Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5. OTHER EVENTS

         On June 13, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits

               99.1 Press Release dated June 13, 2000, of the Registrant.

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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROADCOM CORPORATION,
                                      a California corporation


June 13, 2000                         By: /s/ WILLIAM J. RUEHLE
                                          --------------------------------------
                                          William J. Ruehle
                                          Vice President and
                                          Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1      Press Release dated June 13, 2000, of the Registrant.